Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments and Other Current Assets
Prepayments	¥ 1,326,294	$ 186,805	¥ 966,439
Value-added tax ("VAT")	871,593	122,761	326,427
Interest receivables	367,001	51,691	119,564
Rental and other deposits	119,455	16,825	86,915
Others	1,528,672	215,308	799,034
Total	¥ 4,213,015	$ 593,390	¥ 2,298,379